SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________


                                  F O R M  8 - K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act
                                     of 1934




Date of Report (Date of earliest event
reported) ..................................            April 1, 1998


                             JUNIPER GROUP, INC.
     ......................................................................
               (Exact name of registrant as specified in charter)


         New York                     0-19170                    11-2866771
 ..............................................................................
(State or other jurisdiction    (Commission File Number)    (IRS Employer
  of incorporation)                                          Identification No.)


111 Great Neck Road, Great Neck, New York                 11021
 ..............................................................................
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:         (516) 829-4670


                                       N/A
 ..............................................................................
             (Former name or address, if changed since last report)

Item 9.           Sales of Equity Pursuant to Regulation S.

     During the period from January 5, 1998 to March 31, 1998, Registrant, as Issuer, sold 1,000,000 shares of its common stock to Karston Electronics Limited, a British Virgin Islands Corporation, 300,000 shares of its common stock to Lexington Sales Corporation, an Isle of Man Corporation, 1,400,000 shares of its common stock to The China Connection Corp., an Isle of Man Corporation, 1,000,000 shares of its common stock to Premier Sales Corporation, Ltd., a corporation of the Isle of Mann, and 844,444 shares of its common stock to Sequoia International Corporation, a Corporation of the Republic of Mauritius, at an offering price of between $.045 and $.32 per share in accordance with Regulation S under the Securities Act of 1933, as amended.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:           April 1, 1998




                                         JUNIPER GROUP, INC.


                                         By: /s/ Vlado P. Hreljanovic
                                            __________________________
                                             Vlado Paul Hreljanovic
                                             Chairman